Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-12717) pertaining to the Novoste Corporation Stock Option Plan of our report dated February 1, 1997, with respect to the financial statements of Novoste Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1996.

                                                              ERNST & YOUNG LLP

Atlanta, Georgia
March 3, 1997